UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2024

GXO LOGISTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40470	86-2098312
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two American Lane Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 489-1287

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	GXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 25, 2024, GXO Logistics, Inc. (“GXO”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and Goldman Sachs & Co. LLC, acting for themselves and as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which GXO agreed to issue and sell to the Underwriters $1.1 billion aggregate principal amount of its senior notes, consisting of $600 million in aggregate principal amount of its 6.250% senior notes due 2029 (the “2029 Notes”) and $500 million in aggregate principal amount of its 6.500% senior notes due 2034 (the “2034 Notes,” and together with the 2029 Notes, the “Notes”) in a registered public offering.

The price to the public was 99.459% of the principal amount for the 2029 Notes and 98.860% of the principal amount for the 2034 Notes. Each series of Notes will mature on May 6 of the applicable year. The closing of the sale of the Notes is expected to occur on May 6, 2024, subject to customary closing conditions.

The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Act”), pursuant to GXO’s registration statement on Form S-3ASR (File No. 333-259217) dated August 31, 2021. On April 29, 2024, GXO filed with the Securities and Exchange Commission a prospectus supplement containing the final terms of the Notes pursuant to Rule 424(b)(5) of the Act.

GXO intends to use the net proceeds from the sale of the Notes to fund its pending acquisition of Wincanton plc (“Wincanton”), to fund the redemption, repayment, prepayment or satisfaction and discharge or other payment in satisfaction of indebtedness of GXO and its subsidiaries, to pay fees and expenses in respect of the foregoing, and for general corporate purposes. The closing of the offering of the Notes is not conditioned upon the consummation of the Wincanton acquisition.

The Underwriting Agreement includes customary representations, warranties and covenants by GXO. It also provides for customary indemnification by each of GXO and the respective Underwriters against certain liabilities arising out of or in connection with sale of the Notes and for customary contribution provisions in respect of those liabilities.

Certain of the underwriters in respect of the Underwriting Agreement and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for GXO and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description
1.1	Underwriting Agreement, dated April 25, 2024, among GXO Logistics, Inc., BofA Securities, Inc. and Goldman Sachs & Co. LLC (acting for themselves and as representatives of the several underwriters named therein)
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101)

Forward-looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by GXO in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors GXO believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, the risks discussed in our filings with the SEC and the following: economic conditions generally; supply chain challenges, including labor shortages; competition and pricing pressures; GXO and/or Wincanton’s ability to align GXO and/or Wincanton’s investments in capital assets, including equipment, service centers and warehouses, to their respective customers’ demands; GXO and/or Wincanton’s ability to successfully integrate and realize anticipated benefits, synergies, cost savings and profit improvement opportunities with respect to acquired companies, including the acquisition of Wincanton; acquisitions may be unsuccessful or result in other risks or developments that adversely affect GXO and/or Wincanton’s financial condition and results; GXO and/or Wincanton’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; GXO and/or Wincanton’s indebtedness; GXO and/or Wincanton’s ability to raise debt and equity capital; litigation; labor matters, including GXO and/or Wincanton’s ability to manage its subcontractors, and risks associated with labor disputes at GXO and/or Wincanton’s customers’ facilities and efforts by labor organizations to organize its employees; risks associated with defined benefit plans for GXO and/or Wincanton’s current and former employees; GXO and/or Wincanton’s ability to attract or retain necessary talent; the increased costs associated with labor; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; fluctuations in customer confidence and spending; issues related to GXO and/or Wincanton’s intellectual property rights; governmental regulation, including environmental laws, trade compliance laws, as well as changes in international trade policies and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; natural disasters, terrorist attacks or similar incidents; damage to GXO and/or Wincanton’s reputation; a material disruption of GXO and/or Wincanton’s operations; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; failure in properly handling the inventory of GXO and/or Wincanton’s customers; the impact of potential cyber-attacks and information technology or data security breaches; the inability to implement technology initiatives or business systems successfully; GXO and/or Wincanton’s ability to achieve Environmental, Social and Governance goals; a determination by the IRS that the distribution or certain related spin-off transactions should be treated as taxable transactions; the risk that the offering of the notes may not be completed in a timely manner or at all, which may adversely affect the price of GXO’s securities; and the risk that GXO will be unable to satisfy the conditions to the closing of the notes in the future. Other unknown or unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors.

All forward-looking statements set forth in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GXO Logistics, Inc.

Date: April 29, 2024	By:	/s/ Karlis P. Kirsis
Karlis P. Kirsis
Chief Legal Officer